UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Aflac Incorporated

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 4, 2020.

AFLAC INCORPORATED

AFLAC INCORPORATED
WORLDWIDE HEADQUARTERS
1932 WYNNTON ROAD
COLUMBUS, GA 31999
Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	February 25, 2020
Date: May 4, 2020	Time: 10:00 a.m.
Location: Columbus Museum
Patrick Theatre
1251 Wynnton Road
Columbus, Georgia 31906

Meeting directions may be obtained by calling (800) 227-4756.

We continue to monitor developments regarding the coronavirus (COVID-19). In the interest of the health and well-being of our shareholders, we are planning for the possibility that the Annual Meeting may be held solely by means of remote communication. If we make this change, we will announce the decision to do so in advance and provide details on how to participate at investors.aflac.com.

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT         ANNUAL REPORT ON FORM 10-K         2019 YEAR IN REVIEW

How to View Online:
Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

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1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 20, 2020 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3.

The following proposals are being submitted to the Shareholders:

1.	to elect as Directors of the Company the eleven nominees named in the accompanying Proxy Statement to serve until the next Annual Meeting and until their successors are duly elected and qualified;

Nominees:

1a.	Daniel P. Amos

1b.	W. Paul Bowers

1c.	Toshihiko Fukuzawa

1d.	Thomas J. Kenny

1e.	Georgette D. Kiser

1f.	Karole F. Lloyd

1g.	Nobuchika Mori

1h.	Joseph L. Moskowitz

1i.	Barbara K. Rimer, DrPH

1j.	Katherine T. Rohrer

1k.	Melvin T. Stith

2.	to consider the following non-binding advisory proposal:

"Resolved, on an advisory basis, the shareholders of Aflac Incorporated approve the compensation of the named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis and accompanying tables and narrative in the Notice of 2020 Annual Meeting of Shareholders and Proxy Statement"

3.	to consider and act upon the ratification of the appointment of KPMG LLP as independent registered public accounting firm of the Company for the year ending December 31, 2020